EX-10.2a
EXHIBIT 10.2a

                              EMPLOYMENT AGREEMENT


         This Employment Agreement (the "Agreement") is entered into as of September 1, 1998 (the "Effective Date") between Randall P. Marx ("Employee") and Antennas America, Inc., a Utah corporation (the "Company"). For purposes of this Agreement, each of Employee and the Company is individually referred to as a "Party", and Employee and the Company are referred to collectively as the "Parties".

                                     Recital

         The Company desires to retain the services of Employee and Employee has offered to provide services to the Company pursuant to the terms of this Agreement.

                                    Agreement

         In consideration of the premises and of the mutual covenants included in this Agreement, the Parties agree as follows:

         1. Services: The Company retains Employee and Employee shall perform services for the Company as set forth in this Agreement on behalf of the Company for the period and under the terms and conditions set forth in this Agreement.

         2. Term: This Agreement shall be for an initial period of two years ("Term") commencing on the Effective Date and terminating on August 31, 2000 subject, however, to review and termination during the Term as provided herein. The Parties agree to negotiate in good faith the continuation of the employment relationship of Employee with Company following the Term upon such terms as the Parties may agree; provided however, that in the event that either Party does not desire to continue the employment relationship beyond the Term, that Party shall deliver notice to the other Party of that intention on or before 90 days prior to the expiration of the Term and the Parties shall not be obligated to negotiate the continuation of the employment relationship. If the employment relationship does not continue beyond the Term, Employee agrees to cooperate with Company and Company's new management with respect to the transition of the new management in the operations previously performed by Employee.

         3.  Duties:  Employee  shall  perform the  following  services  for the
Company:

                  3.1. Employee shall serve as Chief Executive Officer and Treasurer of the Company and in that capacity shall work with the Company to pursue the Company's plans as directed by the Board of Directors (the "Board"). In the event the Board directs the Employee to act in a different capacity other than as Chief Executive Officer, Employee shall have the option to terminate this Agreement per the terms of Section 7.1. of this Agreement.

                  3.2. During the Term, Employee shall devote all of Employee's business time to the performance of Employee's duties under this Agreement. Without limiting the foregoing, Employee shall be on Company's premises performing services on behalf of Company or traveling on behalf of Company on a full time basis and Employee shall be available at the request of Company at other time, including weekends and holiday, to meet the needs of Company business.

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                  3.3.  During the Term,  Employee  will not engage in any other activities or undertake any other commitments that conflict with or take priority over Employee's responsibilities and obligations to Company and Company's business, including without limitation those responsibilities and obligations incurred pursuant to this Agreement.

         4. Compensation. The Company shall pay Employee for the performance of services pursuant to this Agreement as follows:

                  4.1. The Company shall pay Employee for the performance of services pursuant to this Agreement a salary at the rate of $115,500 per year, payable in at least bi-weekly installments.

                  4.2. Employee shall be paid a bonus equal to five percent of the income from operations, including debt cancellation, of the Company per fiscal year, for each fiscal year ending during the Term.

                           4.2.1.  The  bonus  shall  be  based on  the  audited
year-end financial statement of Company and shall be payable on or before 10 business days after filing by company with the SEC of Company's Annual Report on Form 10-KSB or Form 10-K, or the successor such Form, with respect to that fiscal year.

                           4.2.2.   Within 45 days  after the end of each of the
first three fiscal quarters of each fiscal year within the Term, Company shall use its best efforts to set aside cash equal to 5 percent of the income from operations if the b onus were calculated based on Company's income from operations for the fiscal year to date.

                  4.3. Any payments that the Company is required to make to the Employee pursuant to this Agreement shall be reduced by (i) such amounts as are required to be withheld with respect to those amounts under and for the purposes of any of the applicable tax and other laws or regulations, and (ii) such amounts as Employee may owe to the Company at any time and from time to time.

                  4.4. Employee shall be eligible for participation in any present or future pension, retirement, stock option, or stock purchase plan of the Company of which other employees of the Company are generally eligible. It is understood, however, that entitlements that may accrue to the Employee pursuant to such arrangements may differ from those that accrue to other employees, such differences being based on the discretion of the Board.

         5.  Reimbursement  Of  Expenses.   Employee  shall  be  reimbursed  for
reasonable expenses incurred on behalf of the Company in the performance of Employee's duties and services pursuant to this Agreement. Employee shall provide the Company with an expense report containing a detailed description of expenses incurred by the 60th day following the calendar month in which the expenses were incurred on behalf of the Company. The description of expenses shall contain such information as may be required in order to permit such reimbursements as proper deductions to the Company under the Internal Revenue Code, as amended, and the rules and regulations adopted pursuant thereto and in effect at that time. The Company shall pay this invoice within 30 business days of its receipt.

         6.       Additional Benefits.

                  6.1. Employee shall be entitled to take reasonable amounts of paid time off for vacation and other personal reaons.

                  6.2. Employee and his family, if any, shall be entitled to receive such benefits under medical insurance plans, life and disability insurance and otherwise, as are provided to all other salaried employees of the Company.

         7.       Termination:

                  7.1. Employee may terminate this Agreement at any time without further liability or obligation hereunder if Company has breached a material provision of this Agreement or Company has otherwise materially breached any other obligation to Employee, such termination to be effected at least 90 days prior to the date for termination and the Company's failing to cure the breach prior to the date set for termination in that notice.

                  7.2. Company may terminate this Agreement at any time for cause, with such termination to be effected by the Company's giving Employee written notice of termination. The term "For Cause" shall include termination of employment as a result of any of the following: (i) a material breach of this Agreement by Employee; or (ii) as a result of a determination by the Board, acting reasonably, that the Employee has (A) committed a criminal act or an act constituting moral turpitude, or (B) committed any fraudulent act, or (C) breached the Employee's fiduciary duty to the Company.

                  7.3. Company may terminate this Agreement immediately by Company's giving written notice of termination to Employee and by the Company's paying Employee's compensation in accordance with the terms of this Agreement for a period beginning on the date of termination and ending on the earlier to occur of 90 days after the date of termination and the end of the Term of this Agreement in accordance with Section 2 of this Agreement. It is further understood that in the event the Agreement is terminated per this Paragraph 7.3. that any other outstanding amounts owing to Employee by Company as of the date of termination shall be paid in full to Employee no later than 60 days from the date of termination.

                  7.4. At the option of either Party, this Agreement may be terminated within six months after the date of a "Change In Control" of the Company, as defined below, by giving 90 days' prior written notice of termination to Employee. A Change In Control shall mean the sale, liquidation, dissolution, consolidation, merger or other business combination of or involving the Company, which consolidation, merger or other business combination results in persons and/or entities, other than shareholders of Company immediately prior to the transaction, owning a majority of Company's outstanding common stock, or the change in ownership of more than 50 percent of the Company, or the transfer of all or substantially all of the Company's assets.

                  7.5. This Agreement shall terminate upon the death of Employee or if Employee becomes permanently disabled. Employee shall be considered permanently disabled if, and on the date on which, Employee has been unable to perform a substantial and material portion of Employee's duties hereunder, for a period of 90 continuous days, because of sickness, injury, or disability, as determined by a majority vote of the Board.

                  7.6. In the event Employee's employment is terminated, then all unaccrued salary obligations of the Company to Employee shall cease as of the date of termination except as otherwise expressed herein.

         8. Proprietary Information and Inventions Agreement: Employee agrees that his employment with Company is contingent upon his signing the separate Proprietary Information and Inventions agreement on the same date that he signs this Agreement, a copy of said agreement being attached hereto as Exhibit A.

         9. Alternative Dispute Resolution: Employee agrees that any and all disputes that Employee has with Company, or any of Company" employees, which arise out of Employee's employment or under the terms of this Agreement shall be resolved through final and binding arbitration, as specified herein. This shall include, without limitation, disputes relating to this Agreement, Employee's employment with Company or the termination thereof, claims for breach of contract or breach of the covenant of good faith and fair dealing, and any claims of discrimination or other claims under any federal, state or local law or regulation now in existence or hereinafter enacted and as amended from time to time concerning in any way the subject of Employee's employment with Company or its termination. The only claims not covered by this Section 9. Are wage claims, claims for benefits under workers' compensation laws or claims for unemployment insurance benefits, which will be resolved pursuant to those laws. Binding arbitration will be conducted in either Arapahoe, Denver or Jefferson County, Colorado in accordance with the rules and regulations of the American Arbitration Association Employment Dispute Resolution Rules. Each Party will split the cost of the arbitration filing and hearing fees, and the cost of the arbitrator. The arbitrator also will determine whether each Party will pay its own attorney's fees of whether one Party will pay all or part of the other Party's attorney's fees. Employee understands and agrees that the arbitration shall be instead of any civil litigation and that the arbitrator's decision shall be final and binding to the fullest extent permitted by law and enforceable by any court having jurisdiction thereof. Employee further represents that he is making a voluntary and knowing waiver of his right to pursue any and all employment-related claims in court.

         10. Non-Compete: Employee acknowledges and recognizes the highly competitive nature of Company's business and that Employee's duties hereunder justify restricting Employee's future employment following any termination of employment with Company. Employee agrees that so long as Employee is employed with Company, and for a period of two years following the termination of employment with Company, Employee, except when acting on behalf of or for the benefit of Company, will distribution of Company's business with or from Company or (ii) compete, within the United States, with Company, or participate as an officer or a principal in any business that includes part of all of the Company's Area of Business, as defined below. As used herein, the term "compete within the United States," shall include any competitive activity, including any sale, distribution, marketing or manufacturing that occurs, or is intended to occur, directly or indirectly, in the United States or with a person or entity located in, operating in with respect to that activity or headquartered in, the United States. Ownership by Employee, for investment purposes only, of less that five percent of any class of securities of a corporation is said securities are listed on a national securities exchange or registered under the Securities Exchange Act of 1934, as amended, shall not constitute a breach of the foregoing covenant. Company's Area of Business includes the design, marketing, production and sale of antennas and antenna systems.

         11.      Representations And Warranties.

                  11.1. The Company represents and warrants to Employee as follows: (i) the Company has been duly formed as a corporation under the laws of the State of Utah; and (ii) the execution of this Agreement has been duly authorized by the Company and does not require the consent of or notice to any party not previously obtained or given.

                  11.2. Employee represents and warrants to the Company that the execution of this Agreement and the performance of Employee's obligations hereunder does not require the consent of or notice to any party not previously obtained or given, and there is nothing that prohibits or restricts the execution by Employee of this Agreement or his performance of the obligations hereunder.

         12.      Covenants:   Each of  Employee and  the  Company  covenants to
diligently and skillfully do and perform the acts and duties required herein.

         13.      Miscellaneous:

                  13.1. Entire Agreement: This Agreement constitutes the entire Agreement between the Parties with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements between the Parties with respect to the subject matter of this Agreement.

                  13.2. Notice: All notices, requests, demands, directions and other communications ("Notices") concerning this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable Party at the address of such Party set forth below in this
Section 13.2. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective Party set forth in this Section
13.2. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the Party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent. Each such Notice shall be addressed to the Party to be notified as shown below:

                  The Company:              Antennas America, Inc.
                                            4860 Robb Street, Suite 101
                                            Wheat Ridge, CO 80033

                  Employee:                 Randall P. Marx
                                            3440 Youngfield Street, #133
                                            Wheat Ridge, CO 80033

Either Party may change its address for purposes of this Section 13.2. by giving the other Party written notice of the new address in the manner set forth above.

                  13.3. Severability: Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, and if any provision of this Agreement shall be or become prohibited or invalid in whole or in part for any reason whatsoever, that provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remaining portion of that provision or the remaining provisions of this Agreement.

                  13.4. Non-Waiver: The waiver of either Party of a breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation of any provision of this Agreement.

                  13.5. Amendment: No amendment or modification of this Agreement shall be deemed effective unless and until it has been executed in writing by the parties to this Agreement. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by a written instrument that has been executed by the Party charged with such waiver or estoppel.

                  13.6. Inurement. This Agreement shall be binding upon, and inure to the benefit of, Employee and the Company, and their respective heirs, successors and assigns. Notwithstanding the foregoing, this Agreement shall not be assignable by either Party. There are no third party beneficiaries to this Agreement.

                  13.7. Headings. The headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         IN WITNESS WHEREOF, this Agreement is executed on the dates set forth below to be effective as of the Effective Date.
                                             EMPLOYEE:


Date:    October 1, 1998                              /s/ Randall P. Marx
     ------------------------------------   -----------------------------
                                             Randall P. Marx, individually

                                             ANTENNAS AMERICA, INC.:


Date:    October 1, 1998                              /s/ Richard L. Anderson
     ------------------------------------   ---------------------------------
                                             Richard L. Anderson, Vice
                                             President/Secretary